SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. )
                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a Party other than the Registrant            /   /
                                                                      ----
Check the appropriate box:
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/         /   Preliminary Proxy Statement
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/   /    Preliminary Additional Materials
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/ X  /   Definitive Proxy Statement
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/   /    Definitive Additional Materials
- ----
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/   /    Soliciting Material Pursuant to Sec. 240.14a-11(e) or
- ----     Sec. 240.14a-12

                   PUTNAM MANAGED MUNICIPAL INCOME TRUST
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
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/ x /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
- ----           14a-6(i)(1), or 14a-6(i)(2).
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/   /    $500 per each party to the controversy pursuant
- ----          to Exchange Act Rule 14a-6(i)(3).
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/   /    Fee computed on table below per Exchange Act Rules
- ----          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11:

         (4)  Proposed maximum aggregate value of transaction:

 ----
/   /    Check box if any part of the fee is offset as provided
- ----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

                       (4)  Date Filed:
IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM MANAGED MUNICIPAL INCOME TRUST

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees'
recommendations on pages         5 and         6.

We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

Table of contents

A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . . .        2

Trustees' Recommendations. . . . . . . . . . . . . . . . .         5


Proxy card enclosed























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A Message from the Chairman

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters:

1.  Electing Trustees to oversee your fund;

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year;

3.  Approving         amendments to certain of your fund's
    fundamental investment restrictions; and

4.  Approving         the elimination of certain of your fund's
         fundamental investment restrictions.

Although we would like very much to have each shareholder attend their fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                             Sincerely yours,

                             (signature of George Putnam)
                             George Putnam, Chairman

PUTNAM MANAGED MUNICIPAL INCOME TRUST
Notice of a Meeting of Shareholders


This is the formal agenda for your fund's shareholder meeting.
It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam Managed Municipal Income Trust:

A Meeting of Shareholders of your fund will be held on October 3, 1996 at 2:00 p.m., Boston time, on the eighth floor of One Post
Office Square, Boston, Massachusetts, to consider the following:

1.   Fixing the number of Trustees and electing Trustees. See
     page         8.

2.   Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year.  See
     page         25.

3.A. Approving an amendment to the fund's fundamental investment
     restriction with respect to diversification        .  See
     page         26.

3.B. Approving an amendment to the fund's fundamental investment restriction with respect to investments in the voting
     securities of a single issuer.  See page         27.

3.C. Approving an amendment to the fund's fundamental investment
     restriction with respect to making loans        .  See page
     28.

3.D. Approving an amendment to the fund's fundamental investment restriction with respect to investments in real estate.  See
     page         30.

3.E. Approving an amendment to the fund's fundamental investment restriction with respect to investments in commodities
            . See page         31.

3.F. Approving an amendment to the fund's fundamental investment restriction with respect to concentration of its assets.
     See page 33.

4.A. Approving the elimination of the fund's fundamental
     investment restriction with respect to investments in securities of issuers in which management of the fund or
     Putnam Investment Management        owns securities. See
     page         34.


4.B. Approving the elimination of the fund's fundamental
     investment restriction with respect to margin transactions.
     See page         34.

4.C. Approving the elimination of the fund's fundamental
     investment restriction with respect to short sales.  See
     page         36.

4.D. Approving the elimination of the fund's fundamental
     investment restriction         with respect to pledging
     assets.  See page         37.

4.E. Approving the elimination of the fund's fundamental investment restriction with respect to investments in restricted securities. See page 38.

4.F. Approving the elimination of the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests. See page
     39.

4.G. Approving the elimination of the fund's fundamental
     investment restriction with respect to investing to gain
     control of a company's management.   See page         40.

5 Transacting other business as may properly come before the meeting.

By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Robert E. Patterson
Hans H. Estin                       Donald S. Perkins
John A. Hill                        George Putnam, III
Ronald J. Jackson                   Eli Shapiro
Elizabeth T. Kennan                 A.J.C. Smith
Lawrence J. Lasser                  W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

August 17, 1996

Proxy Statement

This document will give you the information you need to vote on
the matters listed on the previous         pages.  Much of the
information in the proxy statement is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of Putnam Managed Municipal Income Trust for use at the Meeting of Shareholders of the fund to be held on October 3, 1996, and, if your fund's meeting is adjourned, at any later meetings, for the purposes
stated in the Notice of Meeting (see previous         pages).

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1. For fixing the number of Trustees as proposed and the election of all nominees;

2.   For selecting Coopers & Lybrand        L.L.P. as the
     independent auditors of your fund;

3.A. For amending the fund's fundamental investment restriction
     with respect to diversification        ;

3.B. For amending the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer;

3.C. For amending the fund's fundamental investment restriction
     with respect to making loans        ;

3.D. For amending the fund's fundamental investment restriction with respect to investments in real estate;

3.E. For amending the fund's fundamental investment restriction
     with respect to investments in commodities        ;

3.F. For amending the fund's fundamental investment restriction with respect to concentration of its assets;

4.A. For eliminating the fund's fundamental investment
     restriction with respect to investments in securities of
     issuers in which management of the fund or Putnam Investment
     Management        owns securities;

4.B. For eliminating the fund's fundamental investment restriction with respect to margin transactions;

4.C. For eliminating the fund's fundamental investment restriction with respect to short sales;

4.D. For eliminating the fund's fundamental investment
     restriction         with respect to pledging assets;

4.E. For eliminating the fund's fundamental investment restriction with respect to investments in restricted securities;

4.F. For eliminating the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests;

4.G. For eliminating the fund's fundamental investment restriction with respect to investing to gain control of a company's management.

Who is eligible to vote?

Shareholders of record at the close of business on         July
5, 1996 are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or
about         August 20, 1996.

Each share is entitled to one vote. Unless otherwise noted, the holders of your fund's preferred shares ("Preferred Shares") and holders of your fund's common shares ("Common Shares") will vote together as a single class. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

The Proposals

I.   ELECTION OF TRUSTEES

Who are the nominees for Trustees?

Pursuant to the bylaws of your fund, and the Investment Company Act of 1940, holders of the preferred shares of the fund are entitled to elect two Trustees. The remaining Trustees for your
fund will be elected by the holders of its         Preferred
Shares and Common Shares voting together as a single class. Therefore, Messrs. Hill and Patterson have been nominated as Trustees to be elected by the holders of its preferred shares, while the other 12 Trustees have been nominated to be elected by
the holders of its         Preferred Shares and Common Shares
voting together as a single class.



The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").


Jameson Adkins Baxter
[Insert Picture]

Ms. Baxter, age 52, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.


Hans H. Estin
[Insert Picture]

Mr. Estin, age 67, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


John A. Hill
[Insert Picture]

Mr. Hill, age 54, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds.
He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.

Ronald J. Jackson
[Insert Picture]

Mr. Jackson, age 52, was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Trustee of Salem Hospital and an Overseer of the Peabody Essex Museum. He previously served as a Director of a number of public companies including Fisher-Price, Inc., Kenner Parker Toys, Inc., Stride-Rite, Inc., and Mattel, Inc., a major toy manufacturer. Mr. Jackson is a graduate of Michigan State University Business School.

Elizabeth T. Kennan
[Insert Picture]

Ms. Kennan, age 58, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


Lawrence J. Lasser*
[Insert Picture]

Mr. Lasser, age 53, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


Robert E. Patterson
[Insert Picture]

Mr. Patterson, age 51, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.

Donald S. Perkins*
[Insert Picture]

Mr. Perkins, age 69, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, Illinova and Illinois Power Co., Inland Steel Industries, Inc., LaSalle Street Fund, Inc., a real estate investment trust, Lucent Technologies Inc., Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the nation's largest media conglomerates. He previously served as a Director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.


William F. Pounds
[Insert Picture]

Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General Mills, Inc. Dr. Pounds is a graduate of Carnegie-Mellon University.

George Putnam*
[Insert Picture]

Mr. Putnam, age 69, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a Director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies, General Mills, Inc., Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


George Putnam, III*
[Insert Picture]

Mr. Putnam, age         45, is the President of New Generation
Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


Eli Shapiro
[Insert Picture]

Dr. Shapiro, age         80, is the Alfred P. Sloan Professor of
Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive Officer of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro is a past Director of many companies, including Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management, Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.


A.J.C. Smith*
[Insert Picture]

Mr. Smith, age 62, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. Nicholas Thorndike**
[Insert Picture]

Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher and owner of television stations, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


- ----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Except for Dr. Shapiro and Mr. Jackson, all the nominees were elected by the shareholders in October 1995. Dr. Shapiro and Mr. Jackson were elected by the other Trustees in April 1995 and May 1996, respectively. As indicated above, Dr. Shapiro also previously served as a Trustee of the Putnam funds from 1984 to 1989. The 14 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that the shareholders fix the number of Trustees at less than 14 for your fund.

What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

Do the Trustees have a stake in your fund?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate
investments in the Putnam funds total over         $47 million.
The table below lists each Trustee's current investments in the fund and in the Putnam funds as a group.
                                                  Share Ownership by Trustees
                         Year first                              Number of
                         elected as          Number of           shares of
                         Trustee of                  Common Shares of         all Putnam
                         the Putnam          the fund owned      funds owned
Trustees                 funds               as of          6/28/96* as of
                                                                        6/28/96**
- ------------------------------------------------------------------------------------------
Jameson A. Baxter        1994                    100                      24,102
Hans H. Estin            1972                    151                      26,270
John A. Hill             1985                    100                     123,624
Ronald J. Jackson        1996                    200                      12,209
Elizabeth T. Kennan      1992                    214                      27,475
Lawrence J. Lasser       1992                    100                     461,608
Robert E. Patterson      1984                    300                      60,322
Donald S. Perkins        1982                  1,169                     160,110
William F. Pounds        1971                    500                     348,913
George Putnam            1957                  1,100                   1,516,577
George Putnam, III       1984                    300                     287,830
Eli Shapiro              1995***                  --                      80,677
A.J.C. Smith             1986                 200(1)                      35,339
W. Nicholas Thorndike    1992                    140                      79,113
- ------------------------------------------------------------------------------------------
*            Each Trustee has sole investment power and sole voting power with respect to his or her shares of the fund.

**   These holdings do not include shares of Putnam money market funds.

***  Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.

(1)  Mr. Smith has shared investment power and shared voting power with respect to such shares.

As of June         28, 1996, the Trustees and officers of the
fund owned a total of         4,573 Common Shares of the fund,
comprising less than 1% of its outstanding shares on that date.
None of the Trustees own any of the fund's         Preferred
Shares.

What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

          by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

          by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

          by discussing with senior management of Putnam
          Management steps being taken to address any performance deficiencies;

          by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

          by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;

          by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.


How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1995, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

What are the Trustees paid for their services?

Your fund pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each Trustee by your fund and by all of the Putnam funds are shown below:

Compensation Table+

                                                        Total
                                Aggregate        compensation
                             compensation            from all
Trustees                   from the fund*      Putnam funds**
- --------------------------------------------------------------
Jameson A. Baxter                                $1,289  $150,854
Hans H. Estin                                     1,292   150,854
John A. Hill***              1,285              149,854
Elizabeth T. Kennan          1,281              148,854
Lawrence J. Lasser                                1,289   150,854
Robert E. Patterson          1,304              152,854
Donald S. Perkins             1,289             150,854
William F. Pounds             1,285             149,854
George Putnam                                     1,292   150,854
George Putnam, III                                1,292   150,854
Eli Shapiro***                                      659    95,372
A.J.C. Smith                 1,282              149,854
W. Nicholas Thorndike        1,304              152,854

+   Ronald J. Jackson became a Trustee of the fund effective May 3,
    1996 and         received no compensation from the fund in
    1995.

* Includes an annual retainer and an attendance fee for each meeting attended.

** Reflects total payments received from all Putnam funds in the most recent calendar year. As of December 31, 1995, there were 99 funds in the Putnam family.

*** Includes compensation deferred pursuant to a Trustee
    Compensation Deferral Plan.  The total amount of deferred
    compensation payable to Mr. Hill by all Putnam funds as of
            December 31, 1995 was         $51,141, including income
    earned on such         amount.

****  Elected as a Trustee in April 1995.

Your fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by each fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees will receive similar benefits upon their retirement. A Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information about your fund, including further information about its Trustees and officers, please see "Further
Information About Your Fund," on page         44.

Putnam Investments

Putnam Investment Management, Inc. and its affiliate, Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.  SELECTION OF INDEPENDENT AUDITORS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts, independent accountants, has been selected by the Trustees as the auditor of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

        PROPOSALS 3 AND 4.

As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to your fund's fundamental investment restrictions, including
the elimination of certain of these restrictions.          The
purpose of these         changes is to standardize the investment
restrictions of all of the Putnam funds, including your fund where appropriate, in certain cases, to increase the fund's investment
flexibility        .  By having standard investment restrictions for
        all Putnam funds, Putnam         Management will be able to
more easily monitor each fund's compliance with its investment policies. Most of these changes will have little practical effect on the way your fund is managed given the fund's current investment objective and policies. Several of these changes expand the fund's opportunities to invest in securities that generate taxable income. In any cse, the fund will continue to meet the asset composition requirements under the Internal Revenue Code for passing throughtax-exempt income as exempt-interest dividends to its shareholders.

The adoption of any of these proposals is not contingent on the adoption of any other proposal.

The holders of Common Shares and Preferred Shares on the record date will each vote as a separate class with respect to the proposals set forth below.


3.A. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO DIVERSIFICATION


The Trustees are recommending that the fund's fundamental investment restriction with respect to the diversification of its investments
be revised to         reflect the standard restriction expected to
be used by  other Putnam funds.          The fund's current
restriction         states that the fund may not:

    "With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment,
     more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities of the U.S. Government or its agencies or instrumentalities."

The proposed amended fundamental investment restriction is set forth below.

         "The fund may not ...

    With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment,
     more than 5% of the total assets of the fund
    (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its
    agencies or instrumentalities."

        The amended restriction         clarifies, consistent with
the         Investment Company Act of 1940 (the "1940 Act"), that
U.S. government securities include those securities guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities.

Required Vote.  Approval of this proposal requires the affirmative vote
of
 the lesser of (1) more than 50% of the outstanding
Common Shares and the outstanding Preferred Shares of the fund, each
voting as a separate class, or (2) 67% or more of the         Common
Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, present at the meeting if more than 50% of the
        shares of         each class are present at the meeting in
person or by proxy.

3.B. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN THE VOTING SECURITIES OF A SINGLE ISSUER

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund the maximum flexibility permitted under the 1940 Act. The 1940 Act prohibits a diversified fund such as the fund from investing, with respect to 75% of its total assets, in the securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The fund's current investment restriction, which is more restrictive than the 1940 Act, states that the fund may not:

    "Acquire more than 10% of the voting securities of any issuer."

The proposed amended fundamental investment restriction is set forth below.

   "The fund may not ...

    With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer."

        The amendment enables the fund to purchase more than 10% of
the voting securities         of an issuer with respect to 25% of
the fund's total assets        . Since the fund invests primarily in
tax-exempt bonds, which are not voting securities, this proposal will have little practical effect on the fund. Nevertheless, Putnam Management believes it would be in the best interest of the fund to conform the policy and to provide the fund with maximum flexibility
should circumstances change        .


To
 the extent the fund individually or with other funds and accounts
managed by Putnam Management or its affiliates         were to own
all or a major portion of the outstanding voting securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these voting securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held.

Required vote.  Approval of this proposal requires the affirmative vote
of
 the lesser of (1) more than 50% of the outstanding
Common Shares and the outstanding Preferred Shares of the fund, each
voting as a separate class, or (2) 67% or more of the         Common
Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, present at the meeting if more than 50% of the
        shares of         each class are present at the meeting in
person or by proxy.

3.C.     AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
        RESPECT TO MAKING LOANS

The Trustees are recommending that the fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by other Putnam funds and to remove any asset limitations on the fund's ability to enter into repurchase agreements and securities loans. The current restriction states that the fund may not:

    "Make loans, except by purchase of debt obligations in which
    the         fund may invest consistent with its investment
    policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its total assets."

The proposed amended fundamental investment restriction is set forth below.


    "The fund may not ...

    Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities
    ."


Following the amendment, the fund may, consistent with its
investment objective and policies        and applicable law, enter
into repurchase agreements and securities loans without limit.

        Given the fund's investment policies and the fact that securities loans and repurchase agreements give rise to taxable income, Putnam Management does not presently intend to engage in those transactions and repurchase agreements on behalf of the fund.

When the fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When the fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but involve some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

Required vote.  Approval of this proposal requires the affirmative vote
of
 the lesser of (1) more than 50% of the outstanding
Common Shares and the outstanding Preferred Shares of the fund, each
voting as a separate class, or (2) 67% or more of the         Common
Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, present at the meeting if more than 50% of the
        shares of         each class are present at the meeting in
person or by proxy.

3.D. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN REAL ESTATE


The

Trustees
 are recommending that the fund's fundamental investment restriction with respect to investments in real estate be revised to reflect the standard restriction expected to be used by other Putnam funds and to permit the fund to acquire and dispose of real estate acquired through the exercise of rights in debt obligations held by the fund. The fund's current fundamental restriction does not permit the fund to purchase or sell real estate directly, although the fund may invest in a variety of securities the value of which is dependent upon the value of real estate. The current restriction states that the fund may not:

    "Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate."

The proposed amended fundamental investment restriction is set forth below.


    "The fund may not ...

    Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

Putnam Management believes that the amendment will allow the fund to take full advantage of rights it may have as a holder of debt obligations which are secured by real estate. The amended restriction
 would allow the fund to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to protect the fund during times where an issuer of debt securities is unable to meet its obligations.

        In         order to enforce its rights in the event of a
default of an issuer of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses and adversely affect the fund's net asset value.

Required vote. Approval of this proposal requires the affirmative vote
of
 the lesser of (1) more than 50% of the outstanding
Common Shares and the outstanding Preferred Shares of the fund, each
voting as a separate class, or (2) 67% or more of the         Common
Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, present at the meeting if more than 50% of the
        shares of         each class are present at the meeting in
person or by proxy.

3.E.   AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
        RESPECT TO INVESTMENTS IN COMMODITIES

The Trustees are recommending that the fund's fundamental investment
restriction with respect to investments in commodities         be
revised to reflect         the standard restriction expected to be
used by other Putnam funds. The current restriction states that the fund may not:

    "Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts and related options."

The proposed amended fundamental restriction is set forth below.

    "The fund may not ...

    Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities."

Under the revised restriction, the fund will continue to be able to engage in a variety of transactions involving the use of financial futures and options and foreign currencies, as well as various other financial transactions which do not involve physical commodities. Although the fund may already engage in many of these activities, Putnam Management believes that the revised language more clearly
sets forth the fund's policy.   Putnam Management believes this
        enhanced flexibility could assist the fund in achieving its investment objective, in part because such strategies often offer opportunities for hedging and increased investment return. The addition of financial transactions not involving the direct purchase or sale of physical commodities is intended to give the fund maximum flexibility to invest in a variety of financial instruments that could technically be considered commodities, but which do not involve the direct purchase or sale of physical commodities, which is the intended focus of the restriction.

Foreign exchange transactions are subject to many of the risks
associated with         futures and options. However, given the
fund's investment policies and the fact that foreign currency exchange transactions give rise to taxable income, the fund currently has no intention of engaging in such investments.

Required vote.  Approval of this proposal requires the affirmative vote
of
 the lesser of (1) more than 50% of the outstanding
Common Shares and the outstanding Preferred Shares of the fund, each
voting as a separate class, or (2) 67% or more of the         Common
Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, present at the meeting if more than 50% of the shares of each class are present at the meeting in person or by proxy.


3.E AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
    RESPECT TO CONCENTRATION OF ITS ASSETS

The Trustees are recommending that the fund's fundamental investment restriction regarding concentration be revised to reflect the standard restriction to be used by other Putnam funds and to clarify the fund's policy with respect to certain tax-exempt securities.
The current restriction states that the fund may not:

    "Invest more than 25% of the value of its total assets in any one industry. (Securities of the U.S. Government, its agencies, or instrumentalities and securities backed by the credit of a governmental entity are not considered to represent industries.)"

The proposed amended fundamental restriction is set forth below.

    "The fund may not ...

    Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry."

The amendment makes only clarifying language changes and will not affect the operation of the fund.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding Common
Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, or (2) 67% or more of the Common Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, present at the meeting if more than 50% of the shares of each class are present at the meeting in person or by proxy.

4.A.   ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
      RESPECT TO INVESTMENTS IN SECURITIES OF ISSUERS IN WHICH
      MANAGEMENT OF THE FUND OR PUTNAM INVESTMENT MANAGEMENT OWNS
                                                                SECURITIES

The Trustees are recommending eliminating the fund's fundamental investment restriction which prevents the fund from investing in the securities of issuers in which management of the fund or Putnam Management owns a certain percentage of securities because it is unnecessary in light of current regulatory requirements. The current restriction states that the fund may not:

    "Invest in securities of any issuer, if, to the knowledge of
    the         fund, officers and Trustees of the         fund and
    officers and directors of Putnam who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities."

By eliminating the restriction, the fund would be able to invest in the securities of any issuer without regard to ownership in such issuer by management of the fund or Putnam Management, except to the extent prohibited by the fund's investment policies or the 1940 Act.

Required vote.  Approval of this proposal requires the affirmative vote
of
 the lesser of (1) more than 50% of the outstanding
Common Shares and the outstanding Preferred Shares of the fund, each
voting as a separate class, or (2) 67% or more of the         Common
Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, present at the meeting if more than 50% of the
        shares of         each class are present at the meeting in
person or by proxy.

4.B. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO MARGIN TRANSACTIONS

The Trustees are recommending that the fund's fundamental investment restriction with respect to margin transactions be eliminated. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction states that the fund may not:

    "Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with transactions in futures contracts and options."

Putnam Management recommended that this restriction be eliminated because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require the fund to have such a restriction. If the restriction were removed, the fund would be able to engage in margin transactions to the extent consistent with its investment policies. The fund's potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of
margin in ordinary securities transactions, is         currently
limited by SEC guidelines which prohibit margin transactions because they create senior securities. The fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the fund to borrow money only in limited
circumstances        .

Required vote.  Approval of this proposal requires the affirmative vote
of
 the lesser of (1) more than 50% of the outstanding
Common Shares and the outstanding Preferred Shares of the fund, each
voting as a separate class, or (2) 67% or more of the         Common
Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, present at the meeting if more than 50% of the
        shares of         each class are present at the meeting in
person or by proxy.


4.C.             ELIMINATING
                 THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
                                      RESPECT TO SHORT SALES

The Trustees are recommending that the fund's fundamental investment restriction with respect to short sales be eliminated. The current
restriction states that the fund may not:

    "Make short sales of securities or maintain a short position
    for the account of the         fund unless at all times when a
    short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount, to the securities sold short."

Putnam Management recommended that this restriction be eliminated because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require the fund to have such a restriction.

Given the fund's investment policies and the fact that short sales give rise to taxable income, Putnam Management does not currently intend to engage in short sales on behalf of the fund. Nevertheless, Putnam Management believes it is in the best interest of the fund to eliminate the policy to provide the fund with maximum flexibility
should circumstances change        .

Required vote.  Approval of this proposal requires the affirmative vote
of
 the lesser of (1) more than 50% of the outstanding
Common Shares and the outstanding Preferred Shares of the fund, each
voting as a separate class, or (2) 67% or more of the         Common
Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, present at the meeting if more than 50% of the
        shares of         each class are present at the meeting in
person or by proxy.


4.D.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
               WITH RESPECT TO PLEDGING ASSETS

The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's ability to pledge its assets be eliminated. The current restriction states that the fund may not:

    "Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at current
    value)         in connection with borrowings permitted by
    restriction 2 above.        " [Restriction 2 permits the fund
    to borrow money in an amount equal to up to 15% of its total net assets for certain limited purposes.]

This proposal would remove all restrictions on the fund's ability to
pledge its assets.  Putnam Management believes that         this
enhanced flexibility could assist the fund in achieving its
investment objective.         Putnam Management believes that the
fund's current limits on pledging may conflict with the fund's
ability to borrow money          for extraordinary or emergency
purposes. This conflict arises because banks may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. If the fund needed to borrow the maximum amount
permitted by its policies (currently         15% of its total
assets), it might be possible that a bank would require collateral
in excess of         15% of the fund's total assets.  Thus, the
current restriction could have the effect of reducing the amount that the fund may borrow in these situations.

Pledging assets does entail certain risks. To the extent that the fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets
were involved, the fund's ability to meet         its obligations
could be delayed.

Required vote.  Approval of this proposal requires the affirmative vote
of
 the lesser of (1) more than 50% of the outstanding
Common Shares and the outstanding Preferred Shares of the fund, each
voting as a separate class, or (2) 67% or more of the         Common
Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, present at the meeting if more than 50% of the
        shares of         each class are present at the meeting in
person or by proxy.


4.E.
    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN RESTRICTED SECURITIES

The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's investments in securities subject to restrictions on resale, which are known as "restricted
securities," be eliminated.  The current         restriction states
that the fund may not:

    "Purchase securities restricted as to resale if, as a result, such investments would exceed 15% of the value of the fund's assets, excluding restricted securities that have been
    determined by the Trustees of the         fund (or the person
    designated by them to make such determinations) to be readily marketable."

Putnam Management         recommended that this restriction be
eliminated because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require the fund to have such a restriction. The fund will continue to be limited by current SEC guidelines to investing no more than 15% of it total assets in illiquid investments, including restricted
securities       .

To the extent the fund invests in illiquid investments, including restricted securities, the fund may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value.

Required vote.  Approval of this proposal requires the affirmative vote
of
 the lesser of (1) more than 50% of the outstanding
Common Shares and the outstanding Preferred Shares of the fund, each
voting as a separate class, or (2) 67% or more of the         Common
Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, present at the meeting if more than 50% of the
        shares of         each class are present at the meeting in
person or by proxy.

4.F.        ELIMINATING
            THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
            RESPECT TO CERTAIN OIL, GAS AND MINERAL
            INTERESTS


The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in oil, gas and mineral
leases, rights or royalty contracts be eliminated. The current restriction states that the fund may not:

    "Buy or sell oil, gas, or other mineral leases, rights, or royalty contracts, although it may purchase securities of issuers which deal in, represent interests in, or are secured by interests in such leases, rights, or contracts."

Putnam Management         recommended that this restriction be
eliminated because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require the fund to have such a restriction.

Putnam Management         also believes that eliminating the
restriction will enhance the fund's investment         flexibility,
although given the fund's investment policies, the fund has no current intention of causing the fund to invest in such securities.

The fund may, however, own oil, gas and mineral interests
directly         as a result of the exercise of its rights in
        connestion with debt obligations it owns. In such cases, the ability to acquire and dispose of such interests may serve to protect the fund during times where an issuer of debt securities is
unable to meet its obligations.         In order to enforce its
rights in the event of a default of an issuer of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses and adversely affect the fund's net asset value.


Required vote.  Approval of this proposal requires the affirmative vote
of
 the lesser of (1) more than 50% of the outstanding
Common Shares and the outstanding Preferred Shares of the fund, each
voting as a separate class, or (2) 67% or more of the         Common
Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, present at the meeting if more than 50% of the
        shares of         each class are present at the meeting in
person or by proxy.

4.G.       ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
          RESPECT TO INVESTING TO GAIN CONTROL OF A COMPANY'S MANAGEMENT

The Trustees are recommending that the fund's fundamental investment
restriction which states that the fund may not        "[m]ake
investments for the purpose of gaining control of a company's management" be eliminated. Eliminating the restriction would make it clear that the fund can freely exercise its rights as a
shareholder of the various companies in which it         may invest.
These rights may include the right to actively oppose or support the management of such companies. Since the fund invests primarily in fixed-income securities, this proposal will not impact the majority of the fund's investments. Nevertheless, Putnam Management believes it would be in the best interest of the fund to eliminate the restriction.

Putnam Management believes that eliminating this restriction will allow the fund maximum flexibility to protect the value of its investments through influencing management of companies in which it may invest.  Although Putnam Management believes that the
fund         currently may engage in         such activities without
necessarily violating this restriction, it believes that eliminating the restriction will eliminate any potential obstacle to the fund in protecting its interests as a shareholder.

This area of corporate activity is highly prone to litigation, and whether or not the restriction is eliminated, the fund could be drawn into lawsuits related to these activities. The fund will direct its efforts toward those instances where Putnam Management believes the potential for benefit to the fund outweighs potential litigation risks.

Required vote.  Approval of this proposal requires the affirmative vote
of
 the lesser of (1) more than 50% of the outstanding
Common Shares and the outstanding Preferred Shares of the fund, each
voting as a separate class, or (2) 67% or more of the         Common
Shares and the outstanding Preferred Shares of the fund, each voting as a separate class, present at the meeting if more than 50% of the
        shares of         each class are present at the meeting in
person or by proxy.

Further Information About Voting and the Shareholder Meeting

Quorum and Methods of Tabulation. A majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy
statement), except that where the         Preferred or Common Shares
shall vote as a separate class, then a majority of the aggregate number of shares of that class shall be necessary to constitute a quorum for the transaction of business by that class. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its expense Tritech Services,
Four Corporate Place, Corporate Park 287, Piscataway,         New
Jersey 08854 to aid in the solicitation         instructions for
nominee accounts for a fee not to exceed $7,500, plus reasonable
out-of-pocket expenses        for mailing and phone costs. Your fund
has also retained D.F. King & Co, Inc., 77 Water Street, New York,
New York 10005, to aid in the solicitation of         instructions
for registered accounts for a fee not to exceed $2,500, plus reasonable out-of-pocket expenses.

Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting. It is anticipated that your fund's next annual meeting of shareholders will be held in October, 1997. Shareholder proposals to be included in your fund's proxy statement for the next annual
meeting must be received by your fund before         April 22, 1997.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish, without charge, to you upon request a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Further Information About Your Fund

Limitation of Trustee liability. The Agreement and Declaration of Trust of your fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Audit and Nominating Committees. The voting members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam, III (without vote), Shapiro, Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill, Jackson, Patterson, Shapiro, and Thorndike.

Officers and other information. In addition to George Putnam and Lawrence J. Lasser, the officers of your fund are as follows:

                                                     Year first
                                                     elected to
Name (age)                Office                     office
- -----------------------------------------------------------------
Charles E. Porter (57)    Executive Vice President           1990
Patricia C. Flaherty (49) Senior Vice President              1993
John D. Hughes (61)       Senior Vice President
                            & Treasurer                      1990
Gordon H. Silver        (49)                         Vice
President                         1990
Gary N. Coburn (50)       Vice President                     1990
James E. Erickson (60)    Vice President                     1990
Howard K. Manning* (43)   Vice President                     1994
William N. Shiebler        (54)                      Vice
President                         1991
John R. Verani        (57)                           Vice President         1990
Paul M. O'Neil (42)       Vice President                     1992
Beverly Marcus (52)       Clerk                              1990
- -----------------------------------------------------------------
*          The fund's portfolio manager.


        All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management, Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the fund.

Assets and shares outstanding of your fund as of July 5, 1996

Net assets                                      $440,530,458

Common shares outstanding
and authorized to vote                     45,304,818 shares

Preferred shares outstanding
and authorized to vote                          1,750 shares

5% beneficial ownership of your fund as of June 28, 1996

Persons         benefically owning more than 5%         of the
fund's Common shares:


Merrill, Lynch, Pierce, Fenner & Smith, 4 Corporate Place,
Corporate Park 287, Piscataway, NJ 08854 owned 3,119,268 shares representing 6.89% of the outstanding Common Shares.

Prudential Securities, Inc., 111 8th Ave., New York, NY 10011; owned 6,804,806 shares representing 15.02% of the outstanding Common
Shares.

Smith Barney, 333 W. 34th St., New York, NY 10001; owned 6,654,492 shares representing 14.69% of the outstanding Common Shares.

Persons         benefically owning more than 5%         of the
fund's Preferred         Shares:

Bankers Trust Co., 648 Grassmere Park Drive, Nashville, TN 37211;
owned 49 shares representing 8.91% of the outstanding Preferred A shares.

Bear Stearns & Co., 115 S. Jefferson Rd., Whippany, NJ; owned 75 shares representing 13.64% of the outstanding Preferred A shares.

Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY 10081; owned 97 shares representing 17.64% of the outstanding Preferred A shares.

Chemical Bank, 4 New York Plaza, New York, NY 10015; owned 80 shares representing 14.55% of the outstanding Preferred A shares.

Merrill, Lynch, Pierce, Fenner & Smith, 4 Corporate Place,
Corporate Park 287, Piscataway, NJ 08854; owned 186 shares representing 33.82% of the outstanding Preferred A shares.

Merrill, Lynch, Pierce, Fenner & Smith, 4 Corporate Place,
Corporate Park 287, Piscataway, NJ 08854; owned 244 shares representing 44.36% of the outstanding Preferred B shares.

Montgomery Securities, 600 Montgomery St., San Francisco, CA 94111; owned 93 shares representing 16.91% of the Preferred B shares.

Prudential Securities, Inc., 111 8th AVe., New York, NY 10011; owned 51 shares representing 9.27% of the outstanding Preferred B shares.

Wells Fargo Securities, Inc., 201 3rd St., San Francisco, CA 94163; owned 50 shares representing 9.09% of the outstanding Preferred B shares.

Merrill, Lynch, Pierce, Fenner & Smith, 4 Corporate Place,
Corporate Park 287, Piscataway, NJ 08854; owned 475 shares representing 73.08% of the outstanding Preferred C shares.

Montgomery Securities, 600 Montgomery St., San Francisco, CA 94111; owned 46 shares representing 7.08% of the Preferred C shares.

Prudential Securities, Inc., 111 8th Ave., New York, NY 10011; owned 98 shares representing 15.08% of the outstanding Preferred C shares.

PUTNAMINVESTMENTS
The Putnam Funds

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- --------------------------------------------------------------------

City                                         State           Zip
- --------------------------------------------------------------------

Telephone
- --------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- --------------------------------------------------------------------

- --------------------------------------------------------------------

- --------------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- --------------------------------------------------------------------
Please fold at perforation before detaching

Proxy for a meeting of shareholders, to be held on October 3, 1996, for Putnam Managed Municipal Income Trust. (Preferred Shares)

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Managed Municipal Income Trust on October 3, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in
Proposal 1 and FOR Proposals 2,  3.A.-         F. and 4.A - G.  In
their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the proposals, please call
    1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card.  If you
are a joint owner, each         owner should sign.  When signing as
executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

- --------------------------------------------------------------------
Shareholder sign here                                   Date

- --------------------------------------------------------------------
Co-owner sign here                                      Date

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW       .

Please mark your choices / X / in blue or black ink.

1.  Proposal to fix the number and elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson,
    D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E.
    Shapiro, A.J.C. Smith        and W.N. Thorndike.

/  /     FOR fixing the number of Trustees and electing all the
         nominees (except as         indicated to the contrary
                 below)

/  /          WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

- -------------------------------------------------------------

PROPOSAL TO:

2.  Ratify the selection         FOR      AGAINST    ABSTAIN
    of Coopers & Lybrand
    L.L.P. as the
    independent auditors
    of your fund.                /  /     /  /          /  /

3.  Amend the fund's
    fundamental investment
    restriction with respect
    to:

A.
    Diversification        .     /  /     /  /          /  /


B.  Investments in the
    voting securities of a single
    issuer.

C.  Making loans        .        /  /     /  /          /  /

D.  Investments in real
    estate.                      /  /     /  /          /  /


E.  Investments                  /  /     /  /          /  /
    in commodities.


F.  Concentration of its
    assets.                             /  /       /  /
    /  /


4.  Eliminate the
    fund's fundamental
    investment restriction
    with respect to        :


        A.                       Investments in securities
    of issuers in which
    management of the fund or
    Putnam Investment Management
            owns securities.

B.  Margin
    transactions.                /  /     /  /          /  /


        C.                       Short sales.      /  / /  /          /  /


        D.                       Pledging assets.  /  / /  /          /  /

        E.                       Investments
    in restricted securities.           /  /       /  /          /  /

        F.                       Investments in certain
    oil, gas and mineral
    interests.                   /  /     /  /          /  /


G.  Investing
    to gain control of a
        company's management.        /  /     /  /          /  /
PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- --------------------------------------------------------------------

City                             State           Zip
- --------------------------------------------------------------------

Telephone
- --------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- --------------------------------------------------------------------

- --------------------------------------------------------------------

- --------------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- --------------------------------------------------------------------
Please fold at perforation before detaching

Proxy for a meeting of shareholders, to be held on October 3, 1996, for Putnam Managed Municipal Income Trust. (Common Shares)

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Managed Municipal Income Trust on October 3, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing the Trustees as set forth in Proposal 1 and FOR Proposals 2, 3.A.- F. and 4.A - G. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the proposals, please call
    1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

- --------------------------------------------------------------------
Shareholder sign here                                   Date

- --------------------------------------------------------------------
Co-owner sign here                                      Date

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW.

Please mark your choices / X / in blue or black ink.

1.  Proposal to fix the number of and elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, R.J.
    Jackson, E.T. Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds,
    G. Putnam, G. Putnam, III, E. Shapiro, A.J.C. Smith and W.N.
    Thorndike.

/  /     FOR fixing the number of Trustees and electing all the
         nominees (except as indicated to the contrary below)

/  /          WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

- -------------------------------------------------------------

PROPOSAL TO:

2.  Ratify the selection         FOR      AGAINST    ABSTAIN
    of Coopers & Lybrand
    L.L.P. as the
    independent auditors
    of your fund.                /  /     /  /          /  /

3.  Amend the fund's
    fundamental investment
    restriction with respect
    to:

A.
    Diversification.             /  /     /  /          /  /


B.  Investments in the
    voting securities of a single
    issuer.

C.  Making loans.                /  /     /  /          /  /

D.  Investments in real
    estate.                      /  /     /  /          /  /


E.  Investments                  /  /     /  /          /  /
    in commodities.


F.  Concentration of its
    assets.                      /  /     /  /          /  /


4.  Eliminate the
    fund's fundamental
    investment restriction
    with respect to        :


A.  Investments in securities
    of issuers in which
    management of the fund or
    Putnam Investment Management
    owns securities.

B.  Margin
    transactions.                /  /     /  /          /  /


C.  Short sales.                 /  /     /  /          /  /


D.  Pledging assets.             /  /     /  /          /  /

E.  Investments
    in restricted securities.    /  /     /  /          /  /

F.  Investments in certain
    oil, gas and mineral
    interests.                   /  /     /  /          /  /


G.  Investing
            to gain control of a
    company's management.        /  /     /  /          /  /